Corporate Information	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Corporate Information
1.	Corporate Information

Pieris Pharmaceuticals, Inc. was founded in May 2013 and is a holding company. On December 17, 2014 Pieris AG (a German company which was founded in 2001 by Prof. Dr. Arne Skerra, Professor at the Technical University of Munich, Germany, and Claus Schalper) became a wholly owned subsidiary of Pieris Pharmaceuticals, Inc., which was previously named Marika Inc. pursuant to a share exchange transaction (the “Acquisition”). For further information on the Acquisition refer to Note 3 - Acquisition. The registered office of Pieris Pharmaceuticals, Inc. and the corporate headquarters and research facility of Pieris AG are located in Freising-Weihenstephan, Germany. Pieris Australia Pty Ltd., a wholly owned subsidiary of Pieris AG, was formed on February 14, 2014 to conduct research and development in Australia.

Pieris Pharmaceuticals, Inc. and its consolidated subsidiaries (the “Company”) is a clinical-stage biopharmaceutical company dedicated to the discovery and development of their Anticalin® class of biotherapeutics for patients with diseases in which the Company believes there is high unmet medical need.

The Company’s core Anticalin® technology and platform was developed in Germany, and the Company has partnership arrangements with major multi-national pharmaceutical companies headquartered in the U.S., Europe and Japan and with regional pharmaceutical companies headquartered in India.